                        TRUSTEE'S DISTRIBUTION STATEMENT

 THE                              TO THE HOLDERS OF:
BANK OF                           Corporate Band-Backed Certificates
  NEW                             Series 1998-CAT-1
  YORK                            Class A-1 Certificates
                                              CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: March 03,2003

INTEREST ACCOUNT
Balance as of September 03,2002                                                                                        $0.00
      Schedule Income received on securities......................................................             $1,843,750.00
      Unscheduled Income received on securities...................................................                     $0.00
      Schedule Interest received from Swap Counterparty...........................................                     $0.00
      Unscheduled Interest received from Swap Counterparty........................................                     $0.00
      Interest Received on sale of securities.....................................................                     $0.00
LESS:
      Distribution to Class A-1 Holders..........................................   $1,157,778.00
      Distribution to Swap Counterparty..........................................           $0.00
      Trustee Fees...............................................................       $2,250.00
      Fees allocated for third party expenses....................................         $750.00
Balance as of March 03,2003                                                              Subtotal                $682,972.00


PRINCIPAL ACCOUNT
Balance as of September 03,2002                                                                                        $0.00
      Scheduled Principal payment received on securities..........................................                     $0.00
      Principal received on sale of securities....................................................                     $0.00
LESS:
      Distribution to Class A-1 Holders..........................................     $682,972.00
      Distribution to Swap Counterparty..........................................           $0.00
Balance as of March 03,2003                                                              Subtotal                $682,972.00
                                                                                         Balance                       $0.00

                 UNDERLYING SECURITIES HELD AS OF: March 03,2003
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0